Exhibit 99.2

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - FOURTH QUARTER 2004
 ($'s in thousands)

                                RETIREMENT CENTER COMMUNITIES:  TOTAL
                                -------------------------------------

                                                  Q1 03    Q2 03    Q3 03    Q4 03    Q1 04    Q2 04    Q3 04    Q4 04
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                  $75,355  $76,673  $79,307  $81,390  $85,288  $85,578  $86,526  $89,787
Community operating expense                       51,297   52,079   55,414   55,096   56,791   56,546   58,168   59,085
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Community operating contribution                  24,058   24,594   23,893   26,294   28,497   29,032   28,358   30,702
Community operating margin                          31.9%    32.1%    30.1%    32.3%    33.4%    33.9%    32.8%    34.2%

Ending Occupancy                                   7,969    8,009    8,328    8,397    8,374    8,424    8,436    8,482
Ending Occupancy %                                  93.3%    93.4%    93.8%    94.6%    94.4%    95.0%    95.1%    95.7%

Average Monthly Occupancy                          7,994    7,980    8,090    8,396    8,376    8,382    8,408    8,438
Monthly Revenue per unit                          $3,142   $3,203   $3,268   $3,231   $3,394   $3,403   $3,430   $3,547
Year to Year % Change                                                                    8.0%     6.3%     5.0%     9.8%

Monthly Operating Contribution per unit            1,003    1,027      984    1,044    1,134    1,155    1,124    1,213
Year to Year % Change                                                                   13.0%    12.4%    14.2%    16.2%

                          RETIREMENT CENTER COMMUNITIES:  RENTAL COMMUNITIES
                          --------------------------------------------------

                                                  Q1 03    Q2 03    Q3 03    Q4 03    Q1 04    Q2 04    Q3 04    Q4 04
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                  $48,297  $48,920  $51,439  $52,853  $55,007  $55,249  $56,306  $57,387
Community operating expense                       30,743   30,998   33,371   32,793   34,326   33,983   35,422   35,932
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Community operating contribution                  17,554   17,922   18,068   20,060   20,681   21,266   20,884   21,455
Community operating margin                          36.3%    36.6%    35.1%    38.0%    37.6%    38.5%    37.1%    37.4%

Ending Occupancy                                   5,223    5,275    5,548    5,588    5,576    5,595    5,581    5,623
Ending Occupancy %                                  94.5%    94.7%    90.9%    95.3%    95.2%    95.5%    95.2%    96.0%

Average Monthly Occupancy                          5,266    5,256    5,327    5,615    5,582    5,576    5,580    5,594
Monthly Revenue per unit                          $3,057   $3,102   $3,219   $3,138   $3,285   $3,303   $3,364   $3,420
Year to Year % Change                                                                    7.5%     6.5%     4.5%     9.0%

Monthly Operating Contribution per unit            1,111    1,137    1,131    1,191    1,235    1,271    1,248    1,278
Year to Year % Change                                                                   11.2%    11.8%    10.3%     7.4%

                          RETIREMENT CENTER COMMUNITIES:  ENTRANCE FEE CCRCs
                          --------------------------------------------------

                                                  Q1 03    Q2 03    Q3 03    Q4 03    Q1 04    Q2 04    Q3 04    Q4 04
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                  $27,058  $27,753  $27,868  $28,537  $30,281  $30,329  $30,220  $32,400
Community operating expense                       20,554   21,081   22,043   22,303   22,465   22,563   22,746   23,153
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Community operating contribution                   6,504    6,672    5,825    6,234    7,816    7,766    7,474    9,247
Community operating margin                          24.0%    24.0%    20.9%    21.8%    25.8%    25.6%    24.7%    28.5%

Ending Occupancy                                   2,746    2,734    2,780    2,809    2,798    2,829    2,855    2,859
Ending Occupancy %                                  91.2%    90.8%    92.4%    93.3%    93.0%    94.0%    94.8%    95.0%

Average Monthly Occupancy                          2,728    2,724    2,763    2,781    2,795    2,806    2,828    2,844
Monthly Revenue per unit                          $3,306   $3,396   $3,362   $3,420   $3,612   $3,603   $3,562   $3,797
Year to Year % Change                                                                    9.2%     6.1%     5.9%    11.0%

Monthly Operating Contribution per unit              795      816      703      747      932      923      881    1,084
Year to Year % Change                                                                   17.3%    13.0%    25.4%    45.0%

Net Cash Flow per unit (includes Net Resale Cash
 Flow)                                               739    1,233    1,179    1,175    1,326    1,503    1,442    1,323

Entrance Fee Sales:
Total Entrance Fee (Independent Living) Units      2,066    2,066    2,066    2,066    2,066    2,066    2,066    2,064
Ending Occupancy %                                  92.5%    92.7%    94.2%    94.9%    95.4%    96.3%    97.1%    97.2%

Entrance Fee Sales (in units)                         48       73       90       78       69       84       79       68
Entrance Fee Sales                                $6,055  $10,261  $11,482  $10,693  $10,257  $11,976  $11,931   $9,224
Refunds paid on Entrance Fee Terminations          2,836    3,685    3,851    3,267    2,433    2,868    3,181    3,192
Net Resale Cash Flow                               3,219    6,576    7,631    7,426    7,824    9,108    8,750    6,032

NOTE: Includes Freedom Square for all periods presented.

The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up- front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - FOURTH QUARTER 2004
 ($'s in thousands)

                              FREE-STANDING ASSISTED LIVING COMMUNITIES
                              -----------------------------------------

                                                  Q1 03    Q2 03    Q3 03    Q4 03    Q1 04    Q2 04    Q3 04    Q4 04
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                  $19,953  $20,705  $21,227  $21,697  $22,663  $23,532  $24,563  $25,506
Community operating expense                       16,949   16,819   16,589   16,565   17,061   17,519   17,657   17,970
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Community operating contribution                   3,004    3,886    4,638    5,132    5,602    6,013    6,906    7,536
Community operating margin                          15.1%    18.8%    21.8%    23.7%    24.7%    25.6%    28.1%    29.5%

Ending Occupancy                                   2,291    2,311    2,340    2,368    2,394    2,456    2,504    2,533
Ending Occupancy %                                  80.9%    81.5%    82.6%    83.4%    84.3%    86.5%    88.3%    89.3%


Average Monthly Occupancy                          2,282    2,298    2,316    2,357    2,384    2,430    2,478    2,521
Monthly Revenue per unit                          $2,915   $3,003   $3,055   $3,068   $3,169   $3,228   $3,304   $3,372
Year to Year % Change                                                                    8.7%     7.5%     8.2%     9.9%

Monthly Operating Contribution per unit              439      564      668      726      783      825      929      996
Year to Year % Change                                                                   78.5%    46.3%    39.2%    37.3%

NOTE: Excludes two non-consolidated joint ventures.


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW                                                                       Three     Six      Nine    Twelve
                                                                                     months   months   months   months
 ($'s in thousands)                                                                  ended    ended    ended    ended
                                                                                     March     June     Sept.    Dec.
                                                                                      31,      30,      30,       31,
                                                                                      2004     2004     2004     2004
                                                                                   -------- -------- --------- ---------

Loss from continuing operations                                                    $(4,800) $(7,346) $(14,290) $(12,485)
Adjustments to reconcile loss from continuing operations
 to net cash provided by operating activities:
  Depreciation and amortization                                                      8,432   16,114    28,726    38,765
  Amortization of deferred entrance fee revenue / termination gains                 (4,526)  (8,745)  (12,737)  (17,502)
  Proceeds from entrance fee sales, net of refunds                                   7,553   16,748    25,305    31,190
  Deferred income tax benefit                                                            -        -    (1,808)     (484)
  Amortization of deferred gain on sale-leaseback transactions                      (2,546)  (5,078)   (7,954)  (10,902)
  Amortization of deferred compensation                                                  -        -       182       400
  Minority interest in earnings of consolidated subsidiaries                           962    1,825     1,555     2,406
  Tax benefit from exercise of stock options                                                                        432
  Losses from unconsolidated joint ventures                                            144      220        85       278
  Gain on sale of assets                                                              (105)    (111)      (63)      (41)
                                                                                   -------- -------- --------- ---------
Net cash provided by continuing operations (before
 changes in assets and liabilities, exclusive of acquisitions
 and sale leaseback transactions)                                                    5,114   13,627    19,001    32,057

 Accrued but unpaid HCPI interest due at mezzanine loan maturity                     1,988    4,074     4,074     4,074
 Interest accretion on bond conversions                                                196      209       209       209
 Adjustments for lease escalators and other accruals                                 1,689    3,362     5,012     6,537
 Additions to land, building and equipment                                          (4,665)  (9,572)  (14,288)  (19,262)
  Plus:  Development expenditures (funded separately)                                  706    1,043     1,296     1,771
 Distributions to minority interest holders                                         (1,068)  (2,225)   (3,243)   (4,215)
 Principal reductions in master trust liability                                       (322)    (634)     (940)   (1,234)
 Other adjustments for refinancing activities (see Note A)                                              5,509     4,185
                                                                                   -------- -------- --------- ---------

Free cash flow before principal payments                                             3,638    9,884    16,630    24,122

 Principal payments on long-term debt, net of amounts paid
  as part of a refinancing transaction                                              (2,506)  (5,033)   (9,577)  (14,452)

                                                                                   -------- -------- --------- ---------
Free cash flow                                                                      $1,132   $4,851    $7,053    $9,670
                                                                                   ======== ======== ========= =========


                                                                                               Quarter Ended
                                                                                   -------------------------------------
                                                                                    March     June     Sept.     Dec.
                                                                                      31,      30,      30,       31,
                                                                                     2004     2004     2004      2004

Income (loss) from continuing operations                                           $(4,800) $(2,546)  $(6,944)   $1,805
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
  Depreciation and amortization                                                      8,432    7,682    12,612    10,039
  Amortization of deferred entrance fee revenue / termination gains                 (4,526)  (4,219)   (3,992)   (4,765)
  Proceeds from entrance fee sales, net of refunds                                   7,553    9,195     8,557     5,885
  Deferred income tax benefit                                                            -        -    (1,808)    1,324
  Amortization of deferred gain on sale-leaseback transactions                      (2,546)  (2,532)   (2,876)   (2,948)
  Amortization of deferred compensation, restricted stock                                -        -       182       218
  Minority interest in earnings of consolidated subsidiaries                           962      863      (270)      851
  Tax benefit from exercise of stock options                                             -        -         -       432
  Losses from unconsolidated joint ventures                                            144       76      (135)      193
  (Gain) loss on sale of assets                                                       (105)      (6)       48        22
                                                                                   -------- -------- --------- ---------
Net cash provided by continuing operations (before
 changes in assets and liabilities, exclusive of acquisitions
 and sale leaseback transactions)                                                    5,114    8,513     5,374    13,056

 Accrued but unpaid HCPI interest due at mezzanine loan maturity                     1,988    2,086         -         -
 Interest accretion on bond conversions                                                196       13         -         -
 Adjustments for lease escalators and other accruals                                 1,689    1,673     1,650     1,525
 Additions to land, building and equipment                                          (4,665)  (4,907)   (4,716)   (4,974)
  Plus:  Development expenditures (funded separately)                                  706      337       253       475
 Distributions to minority interest holders                                         (1,068)  (1,157)   (1,018)     (972)
 Principal reductions in master trust liability                                       (322)    (312)     (306)     (294)
 Other adjustments for refinancing activities (see Note A)                               -        -     5,509    (1,324)
                                                                                   -------- -------- --------- ---------

Free cash flow before principal payments                                             3,638    6,246     6,746     7,492

 Principal payments on long-term debt, net of amounts paid
  as part of a refinancing transaction                                              (2,506)  (2,527)   (4,544)   (4,875)

                                                                                   -------- -------- --------- ---------
Free cash flow                                                                      $1,132   $3,719    $2,202    $2,617
                                                                                   ======== ======== ========= =========


Given the Company's leverage and reported operating losses, the Company believes that Free Cash Flow is a useful liquidity measurement for investors in analyzing the Company's progress.

Note A: Other adjustments for refinancing activities include costs relating to the July 2004 HCPI sale-leaseback transaction and are comprised of $1.2 million of general and administrative costs, $2.5 million of current tax expense and the deferred tax impact of the transaction.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FOURTH QUARTER 2004
 ($'s in thousands)


 INCLUDING ENTRANCE FEE COMMUNITIES:
 -----------------------------------
                                      Three months ended December 31,
                                     --------------------------------      $          %
                                          2004              2003         Change     Change
                                     --------------  ----------------  ---------  -----------
Resident & Healthcare revenue             $115,293          $103,086    $12,207         11.8%
Community operating expense                 77,055            71,661      5,394          7.5%
                                     --------------  ----------------  ---------  -----------
Community operating contribution           $38,238           $31,425      6,813         21.7%
Community operating margin                    33.2%             30.5%


# Locations                                     59                59
Avg. Occupancy                                93.6%             89.9%
Avg. Occupied Units                         10,959            10,529        430          4.1%
Avg. Mo. Revenue/unit                       $3,507            $3,264       $243          7.5%
Avg. Mo. Operating Contribution/unit         1,163               995        168         16.9%


 EXCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                      Three months ended December 31,
                                     --------------------------------    $            %
                                           2004            2003         Change     Change
                                     --------------  ----------------  ---------  -----------
Resident & Healthcare revenue              $82,893            74,550     $8,343         11.2%
Community operating expense                 53,903            49,358      4,545          9.2%
                                     --------------  ----------------  ---------  -----------
Community operating contribution           $28,990           $25,192      3,798         15.1%
Community operating margin                    35.0%             33.8%


# Locations                                     53                53
Avg. Occupancy                                93.3%             89.1%
Avg. Occupied Units                          8,115             7,748        367          4.7%
Avg. Mo. Revenue/unit                       $3,405            $3,207       $198          6.2%
Avg. Mo. Operating Contribution/unit         1,191             1,084        107          9.9%


* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FOURTH QUARTER 2004
 ($'s in thousands)


                                                                                        Three months     Three months
                                                                                        ended December   ended December
                                                                                              31,              31,
                                                                                       ---------------- ----------------
                                                                                           2004    %      2003       %
                                                                                       --------- ------ --------- ------
COMPOSITION
-----------
Revenues:
 Retirement Centers
   Independent living                                                                   $37,160   32.0%  $34,800   33.5%
   Assisted living                                                                       14,703   12.6%   13,840   13.3%
   Skilled Nursing                                                                       19,760   17.0%   19,188   18.5%
   Ancillary services, including Innovative Senior Care (therapy and wellness programs)  15,015   12.9%   11,400   11.0%
   Amortization of Deferred Entrance Fee Revenue                                          3,149    2.8%    2,161    2.1%
                                                                                       --------- ------ --------- ------
                                                                                         89,787   77.3%   81,389   78.4%

 Free-Standing Assisted Living
   Assisted living                                                                       22,766   19.6%   19,927   19.2%
   Ancillary services, including Innovative Senior Care (therapy and wellness programs)   2,740    2.3%    1,770    1.7%
                                                                                       --------- ------ --------- ------
                                                                                         25,506   21.9%   21,697   20.9%

 Total Resident and Healthcare Revenue                                                  115,293   99.2%  103,086   99.4%

 Management and Contract Services                                                           443    0.4%      352    0.3%
 Reimbursed Expenses                                                                        532    0.4%      318    0.3%
                                                                                       --------- ------ --------- ------
                                                                                            975    0.8%      670    0.6%
                                                                                       --------- ------ --------- ------

 Total Revenues                                                                        $116,268  100.0% $103,756  100.0%



BY PAYOR
--------
 Private Pay                                                                            $98,189   84.5%  $89,892   86.7%
 Medicare                                                                                15,244   13.1%   11,254   10.8%
 Medicaid                                                                                 2,835    2.4%    2,610    2.5%
                                                                                       --------- ------ --------- ------
 Total                                                                                 $116,268  100.0% $103,756  100.0%

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FOURTH QUARTER 2004


UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------
                                             At December 31, 2004
                                             ---------------------
                                             Locations   Capacity
                                             ---------- ----------
Rental Retirement Centers:
   Owned-100%                                        2        272
   Leased                                           20      5,585
   Managed - other                                   3        713
                                             ---------- ----------
                                                    25      6,570

Entrance Fee Retirement Centers:
   Owned-90%                                         2        712
   Leased                                            3      1,562
   Managed-Freedom Square                            1        735
   Managed-other                                     2        474
                                             ---------- ----------
                                                     8      3,483

Free-Standing AL's:
   Owned-100%                                        9        868
   Owned-Joint Venture                               2        164
   Leased                                           21      1,878
   Leased-Joint Venture                              1         92
                                             ---------- ----------
                                                    33      3,002

All Communities:
   Owned-100%                                       13      1,852
   Owned-Joint Venture                               2        164
   Leased                                           44      9,025
   Leased-Joint Venture                              1         92
   Managed-Freedom Square                            1        735
   Managed-other                                     5      1,187
                                             ---------- ----------
                                                    66     13,055

Note: Leased communities include both operating and capital leases. Two of the three Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.